FIRST pactrust BANCORP, INC.™

Acquisition of Gateway Bancorp

June 6, 2011

Forward Looking Statements

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are necessarily subject to risk and uncertainty and actual results could differ materially from those anticipated due to various factors, including those set forth from time to time in FPTB's filings with the Securities and Exchange Commission. Risks and uncertainties related to FPTB and Gateway Bancorp include, but are not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; (2) the outcome of any legal proceedings that may be instituted against FPTB or Gateway Bancorp; (3) the inability to complete the transactions contemplated by the definitive agreement due to the failure to satisfy conditions to completion of the transaction, including the receipt of regulatory approval; (4) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; (5) the amount of the costs, fees, expenses and charges related to the proposed transaction; (6) deterioration in the financial condition of borrowers resulting in significant increases in loan losses and provisions for those losses; (7) continuation of the historically low short-term interest rate environment; (8) changes in loan underwriting, credit review or loss reserve policies associated with economic conditions, examination conclusions, or regulatory developments; (9) increased levels of non-performing and repossessed assets that may result in future losses; (10) greater than anticipated deterioration or lack of sustained growth in the national or local economies; (11) changes in state and federal legislation, regulations or policies applicable to banks or other financial service providers, including regulatory or legislative developments, like the Dodd-Frank Wall Street Reform and Consumer Protection Act, arising out of current unsettled conditions in the economy, (12) the results of regulatory examinations; and (13) increased competition with other financial institutions. You should not place undue reliance on forward-looking statements and FPTB undertakes no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Executing on Growth

Significant Progress Since Raising Capital in November 2010

- Completed $60.0 million Capital Raise — *November 2010*
- New Management — *November 2010 – January 2011*
- TARP Repayment — *December 2010*
- Announced New Branch in San Marcos — *January 2011*
- Opened New Branch in La Jolla — *March 2011*
- Announced Expansion into LA County — *May 2011*
- Gateway Business Bank Acquisition Announced — *June 2011*

FIRST pactrust BANCORP, INC.

Transaction Overview

Structure	• Whole company acquisition of Gateway Bancorp and its wholly owned subsidiary Gateway Business Bank, including Mission Hills Mortgage Bankers, a division of the Bank
Transaction Type	• Stock purchase agreement
Terms	• Cash consideration of up to $17.0 million
Due Diligence	• Completed review of credit and regulatory risks
Required Approvals	• Approved by Gateway shareholders • Standard regulatory approvals
Timing	• Anticipated closing no later than Q4 2011

FIRST pactrust BANCORP, INC.

Transaction Rationale

Strategic Fit

- Gateway's franchise fits within FPTB's community banking strategy
  - Accelerates entry into Los Angeles County – Lakewood, CA
  - Marks entry into Orange County – Laguna Hills, CA
  - Diversifies revenue sources by adding attractive non-interest income stream from mortgage origination platform
    - FPTB's management team has significant background in mortgage banking

Financially Attractive Deal

- Priced at 61.0% of tangible book value
- Immediately accretive to earnings per share and tangible book value per share
- Manageable risk profile
- Positions FPTB for long-term EPS growth

Expanding Our Footprint

Company Overview

Holding Company Name	Gateway Bancorp
Bank Name	Gateway Business Bank
Headquarters	Cerritos, CA
Date Established	3/10/1997
Depository Branches	2
Mortgage Offices	22
Administrative Offices	1
Total Assets	$ 187,096
Cash & Securities	$ 80,209
Gross Loans	$ 99,474
Total Deposits	$ 154,030
Tangible Common Equity	$ 27,618

Pro Forma Branch Map


Pasadena
San Bernardino
Pomona
Ontario
Los Angeles
East Los Angeles
Riverside
Torrance
Fullerton
Moreno Valley
Palm Springs
Garden Grove
Hemet
Long Beach
Irvine
Indio
Huntington Beach
Mission Viejo
Santa Catalina Island
Oceanside
Vista
Escondido
Anza-Borrego Desert State Park
El Cajon
San Diego
Chula Vista
Tecate
FPTB branch location
Proposed FPTB branch location
Gateway depository branch location*

- Adding 2 depository branch locations in Los Angeles County and Orange County
- Fits with overall branch expansion strategy
- Provides valuable mortgage origination platform

Source: SNL Financial as of 3/31/2011
Note: All dollars in thousands
*Does not include Gateway's mortgage offices

FIRST pactrust BANCORP, INC.

Mortgage Origination Platform

- Gateway operates as Mission Hills Mortgage Bankers
  - Founded in 1969
  - Low risk traditional retail operation
  - Focused on conventional conforming and FHA/VA purchase money transactions
  - Sourced from long-term relationships with local realtors
- 22 office locations throughout California, Arizona and Oregon
- Mission Hills originated approximately $4.2 billion since 2006
  - Prime accounted for 86% of historical volume; 99+% since 2008
  - Average annual volume since 2006 of $839 million
  - Majority of originations are sold servicing released through long-standing correspondent relationships with money-center banks

Historical Mission Hills Mortgage Origination Volume


$1,200
$1,000
$800
$600
$400
$200
$-
$480
$415
$590
$157
$680
$11
$983
$-
$879
$-
2006
2007
2008
2009
2010
Prime
Other

Pro Forma Map (with mortgage offices)


Portland
Salem
Eugene
OREGON
IDAHO
Boise
Salt Lake City
UNITED S
UTAH
NEVADA
Reno
Sacramento
Stockton
Francisco
San Jose
CALIFORNIA
Bakersfield
St. George
Las Vegas
ARIZONA
Phoenix
Los Angeles
San Diego
Mexicali
Tucson
Ensenada
BAJA CALIFORNIA
Nogales
FPTB branch location
Proposed FPTB branch location
Gateway depository branch location
Mission Hills Mortgage office location

Source: Company reports and SNL Financial
Note: All dollars in thousands

FIRST pactrust BANCORP, INC.

Financial Considerations

P&L Impact	• Projecting $3.0+ million of annual earnings contribution from new entity • Moderate cost savings assumptions and no revenue synergies • One-time deal related expenses of $1.25 million, pre-tax

Consideration Structure	• Total consideration of up to $17.0 million divided as follows:
	    • Up to $14.5 million initial consideration for shareholders, payable at closing
	    • $2.5 million in escrow for up to 36 months to cover potential mortgage repurchase risk

Other Considerations	• Deal assumptions include $2.9 million contingent liability for extra coverage on potential mortgage repurchase risk

Pro Forma Balance Sheet


Total Assets
$834,983
Total Assets
$187,096
Cash & Securities
$110,365
Cash & Securities
$80,209
Gross Loans
$682,484
Gross Loans
$99,474
Deposits
$634,410
Deposits
$154,030
Tg. Comm. Equity
$135,650
Tg. Comm. Equity
$27,618
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
First PacTrust Bancorp, Inc.
Gateway Business Bank

Combined Company*

Total Assets	*$1,022,079*
Cash & Securities	*$190,574*
Gross Loans	*$781,958*
Deposits	*$788,440*
Tg. Comm. Equity	*$163,268*

Source: SNL Financial as of 3/31/2011
Note: All dollars in thousands
*Combined company before purchase accounting adjustments

FIRST pactrust BANCORP, INC.

Pro Forma Deposit Composition

First PacTrust Bancorp, Inc.


Money Market
13.9%
Savings
21.3%
Interest Bearing
Demand
7.5%
Non-Int. Bearing
Demand
2.8%
Time Deposits
54.5%

	Deposit Mix Balance	Deposit Mix % of Total
Non-Int. Bearing Demand	$ 18,066	2.8%
Interest Bearing Demand	$ 47,381	7.5%
Money Market	$ 88,287	13.9%
Savings	$ 135,064	21.3%
Time Deposits	$ 345,612	54.5%
Total Deposits	**$ 634,410**	**100.0%**
Total Cost of Deposits		0.80%

Gateway Business Bank


Interest Bearing
Demand
0.8%
Money Market
15.8%
Savings
3.4%
Non-Int. Bearing
Demand
13.2%
Time Deposits
66.8%

	Deposit Mix Balance	Deposit Mix % of Total
Non-Int. Bearing Demand	$ 20,291	13.2%
Interest Bearing Demand	$ 1,280	0.8%
Money Market	$ 24,333	15.8%
Savings	$ 5,284	3.4%
Time Deposits	$ 102,842	66.8%
Total Deposits	**$ 154,030**	**100.0%**
Total Cost of Deposits		1.18%

Combined*


Interest Bearing
Demand
6.2%
Money Market
14.3%
Savings
17.8%
Non-Int. Bearing
Demand
4.9%
Time Deposits
56.9%

	Deposit Mix Balance	Deposit Mix % of Total
Non-Int. Bearing Demand	$ 38,357	4.9%
Interest Bearing Demand	$ 48,661	6.2%
Money Market	$ 112,620	14.3%
Savings	$ 140,348	17.8%
Time Deposits	$ 448,454	56.9%
Total Deposits	**$ 788,440**	**100.0%**
Total Cost of Deposits		0.87%

Source: SNL Financial as of 3/31/2011
Note: All dollars in thousands
*Combined company before purchase accounting adjustments

Pro Forma Loan Composition

First PacTrust Bancorp, Inc.


Constr. & Development 1.3%
Other 0.3%
Consumer 1.6%
Comm. & Industrial 0.1%
Multi-Family 4.2%
Comm. RE 5.9%
1-4 Family 86.6%

	Loan Mix	
	Balance	% of Total
Constr. & Development	$ 8,985	1.3%
1-4 Family	$ 591,157	86.6%
Comm. RE	$ 40,295	5.9%
Multi-Family	$ 28,787	4.2%
Comm. & Industrial	$ 904	0.1%
Consumer	$ 10,592	1.6%
Other	$ 1,764	0.3%
Gross Loans (Excl. HFS)	$ 682,484	100.0%
Loans Held for Sale	$ -	
Gross Loans	$ 682,484	
Yield on Loans		4.47%
Loan / Deposit Ratio		107.6%

Gateway Business Bank


Constr. & Development 21.7%
1-4 Family 20.2%
Consumer 0.1%
Comm. & Industrial 18.0%
Multi-Family 7.5%
Comm. RE 32.5%

	Loan Mix	
	Balance	% of Total
Constr. & Development	$ 17,153	21.7%
1-4 Family	$ 16,013	20.2%
Comm. RE	$ 25,703	32.5%
Multi-Family	$ 5,946	7.5%
Comm. & Industrial	$ 14,278	18.0%
Consumer	$ 87	0.1%
Other	$ 4	0.0%
Gross Loans (Excl. HFS)**	$ 79,184	100.0%
Loans Held for Sale	$ 20,401	
Gross Loans**	$ 99,585	
Yield on Loans		5.89%
Loan / Deposit Ratio		64.6%

Combined*


Constr. & Development 3.4%
Other 0.2%
Consumer 1.4%
Comm. & Industrial 2.0%
Multi-Family 4.6%
Comm. RE 8.7%
1-4 Family 79.7%

	Loan Mix	
	Balance	% of Total
Constr. & Development	$ 26,138	3.4%
1-4 Family	$ 607,170	79.7%
Comm. RE	$ 65,998	8.7%
Multi-Family	$ 34,733	4.6%
Comm. & Industrial	$ 15,182	2.0%
Consumer	$ 10,679	1.4%
Other	$ 1,768	0.2%
Gross Loans (Excl. HFS)*	$ 761,668	100.0%
Loans Held for Sale	$ 20,401	
Gross Loans*	$ 782,069	
Yield on Loans		4.66%
Loan / Deposit Ratio		99.2%

Source: SNL Financial as of 3/31/2011
Note: All dollars in thousands
*Combined company before purchase accounting adjustments
**Before excluding unearned income

FIRST pactrust BANCORP, INC.

Credit Summary

Approach on Credit Due Diligence

- Conducted on-site and off-site due diligence to review the loan portfolio for loss potential and necessary credit reserves
- Used measured assumptions across all input metrics and evaluated loss severity within portfolio by segment and type
- Gateway's loan portfolio contains $79.0 million in loans held-to-maturity as of 3/31/2011, with 336 customer relationships
- Hired an experienced independent party for due diligence on mortgage repurchase risk
  - Reviewed $5.5 billion of originations since 2004
  - Reviewed loan-level data
  - Evaluated potential repurchase risk
- Diligence efforts led by experienced FPTB management team with significant mortgage finance and commercial credit experience

Manageable Risk Profile

- Developed action plans for managing on-balance-sheet credit risk and current lending activities
- Conservative assumptions on mortgage repurchase risk
  - $2.5 million of the deal consideration is in escrow for potential claims
  - $2.9 million is set aside as a contingent liability for potential claims, in addition to $2.2 million already on balance sheet

Credit Quality and Reserves*

	2010Q1	2010Q2	2010Q3	2010Q4	2011Q1
Loans Held-For-Sale	$ 53,159	$ 53,800	$ 39,978	$ 41,414	$ 20,401
Loans Held-To-Maturity	$ 105,167	$ 124,555	$ 103,022	$ 86,515	$ 79,073
Gross Loans	$ 158,326	$ 178,355	$ 143,000	$ 127,929	$ 99,474
Non-Accrual Loans	$ 4,112	$ 2,923	$ 5,449	$ 4,774	$ 4,566
Restructured Loans	$ 2,261	$ 3,043	$ 3,040	$ 3,348	$ 5,019
OREO	$ 7,087	$ 4,392	$ 2,053	$ 2,161	$ 2,188
Non-Performing Assets	$ 13,460	$ 10,358	$ 10,542	$ 10,283	$ 11,773
Loan Loss Reserve (Beg. Bal.)	$ 3,427	$ 3,727	$ 3,425	$ 3,542	$ 3,733
Net Charge-Offs	$ 450	$ 1,850	$ (117)	$ 286	$ (69)
Provision Expense	$ 750	$ 1,548	$ -	$ 477	$ -
Loan Loss Reserve (End. Bal.)	$ 3,727	$ 3,425	$ 3,542	$ 3,733	$ 3,802
Accumulated Net Charge-Offs Since 2008					$ 18,286
Accumulated Provision Expense Since 2008					$ 19,019
NPAs / Assets	6.70%	5.45%	5.23%	5.19%	6.29%
LLR / NPLs	58.5%	57.4%	41.7%	46.0%	39.7%
NCOs / Avg. Loans	1.46%	5.54%	-0.35%	0.89%	-0.26%

Source: SNL Financial as of 3/31/2011
Note: All dollars in thousands
*All credit quality data excludes government guaranteed portion of balances

FIRST pactrust BANCORP, INC.

Summary

Strategic Fit and Attractive Deal Economics

- Immediately accretive to earnings per share and tangible book value per share
- Attractive valuation - priced below stated tangible book value
- Diversifies revenue sources while expanding geographic reach into desired markets
- FPTB's experienced executive team and existing 1-4 family portfolio will mesh well with Gateway's mortgage platform
- FPTB maintains strong capital position

Executing on Growth

- FPTB will continue to seek opportunities to grow and leverage capital base
- Significant industry and economic dislocation will continue to create opportunities for disciplined buyers with capital resources
    - Smaller banking institutions are continuously being challenged on many fronts (profitability, regulatory, access to capital, succession issues, etc.)
- FPTB remains well positioned to act as a consolidator of choice given its liquid public currency, significant capital resources, strong management team, scalable balance sheet and profitable business with an attractive dividend